Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sterling Real Estate Trust (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 8, 2025	By:	/s/ Kenneth P. Regan
Chief Executive Officer

	By:	/s/ Elizabeth A. Reich
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sterling Real Estate Trust and will be retained by Sterling Real Estate Trust and furnished to the Securities and Exchange Commission or its staff upon request.